Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
457875AA0
880349AF2
00828BAA3
Issuer
INSURANCE AUTO AUCTIONS INC
FINANCE
TENNECO AUTOMOTIVE INC
AFFINIA GROUP INC
Underwriters
Bear Stearns, DBSI
BoA, Citigroup, DBSI, JP Morgan, BNY
Capital
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Years of continuous operation, including
 predecessors
> 3 years
> 3 years
> 3 years
Security
IAAIF 11% 4/1/2013
TEN 8.875% 11/15/2014
AFFGRP 9% 11/30/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2005
11/9/2004
11/12/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
300,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.75%
Rating
Caa1/CCC+
B3/B-
Caa1/B
Current yield
11.00%
8.88%
9.00%
Benchmark vs Spread (basis points)
653 bp
456 bp
596 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
90,000
 $                     90,000
0.06%
-0.66%
-0.75%
3/30/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
40429CCQ3
12557WKL4
78490FDE6
Issuer
HSBC FINANCE CORP
CIT GROUP INC
SLM CORP
Underwriters
HSBC, BoA, Citigroup, CSFB, DBSI, JP
Morgan
BoA, Incapital
Lasalle
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HSBC 4.75% 4/15/2010
CIT 4.3% 3/15/2010
SLMA 4.2% 6/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
3/21/2005
5/19/2003
Total amount of offering sold to QIBs
750,000,000
1,832,000,000
355,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
1,832,000,000
355,000
Public offering price
 $                                                        99.68
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.75%
0.35%
Rating
A1/A
A2/A
A2/A
Current yield
4.82%
4.30%
4.20%
Benchmark vs Spread (basis points)
77 bp
77 bp
58 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,375,000
 $
2,367,305
0.32%
1.62%
1.62%
6/20/2005






Security Purchased
Comparison Security
Comparison Security
Cusip
38821GAG6
165167BM8
280146AA9
Issuer
GRANT PRIDECO INC
CHESAPEAKE ENERGY CORP
EDGEN SPECIALTY PIPE
Underwriters
 BoA, Citigroup, CSFB, DBSI, JP Morgan,
Natexis Bleichroeder
BoA, CSFB, DBSI, Lehman Brothers, UBS
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRP 6.125% 08/15/2015
CHK 6.625% 01/15/2016
EDGEN 9.875% 2/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
4/13/2005
1/25/2005
Total amount of offering sold to QIBs
200,000,000
600,000,000
105,000,000
Total amount of any concurrent public offering
0
0
0
Total
200,000,000
600,000,000
105,000,000
Public offering price
 $                                                      100.00
 $                                                       99.07
 $                                                     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.44%
1.63%
3.00%
Rating
Ba2/BB
Ba3/BB-
B3/B-
Current yield
6.13%
6.75%
9.88%
Benchmark vs Spread (basis points)
194 bp
173 bp
611 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
15,000
 $                     15,000
0.01%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $                                                     102.00
 $                                                     100.00
 $                                                     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
50,000
 $                     51,000
0.05%
-3.43%


Scudder High Income Opportunity Fund
Boston
175,000
 $                   178,500
0.18%
-3.43%
-1.57%
3/31/2005
Scudder Income Fund
Boston
40,000
 $                     40,800
0.04%
-3.43%
-1.04%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $                                                     102.00
 $                                                     100.00
 $                                                     100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   142,800
0.06%
-1.77%
0.63%
2/4/2005
Scudder High Income Opportunity Fund
Boston
505,000
 $                   515,100
0.20%
-1.76%
0.31%
2/4/2005
Scudder Income Fund
Boston
120,000
 $                   122,400
0.05%
-1.77%
0.38%
2/4/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc, Calyon, Comerica,
Fortis, Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Suntrust, TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $                                                       99.07
 $                                                       99.06
 $                                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
230,000
 $                   227,859
0.04%
0.44%
-0.14%
5/5/2005
Scudder Income Fund
Boston
35,000
 $                     34,674
0.01%
1.33%
0.61%
5/8/2005



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $                     45,000
0.02%
0.15%
0.00%
6/16/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
14985VAA9
983130AB1
682391AA5
Issuer
CCM MERGER INC.
WYNN RESORTS LTD.
HOOTERS CASINO HOTEL LAS VEGAS
Underwriters
DBSI, Merrill Lynch
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Jefferies & Co, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MOTOR 8% 8/1/2013
WYNN 6.625% 12/1/2014
HOOTER 8.75% 4/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2005
11/22/2004
3/23/2005
Total amount of offering sold to QIBs
300,000,000
1,300,000,000
130,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
1,300,000,000
130,000,000
Public offering price
 $                                                       100.00
 $                                                       100.00
 $                                                       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.88%
2.00%
2.50%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
6.63%
8.75%
Benchmark vs Spread (basis points)
389 bp
263 bp
466 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $                                                     100.00
 $                                                      99.47
 $                                                     99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,530,000
 $
1,530,000
0.15%
2.20%
0.22%
6/30/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
045056AA6
638588AD5
640096AA1
Issuer
ASHTEAD HOLDINGS PLC
NATIONSRENT INC
NEFF CORPORATION
Underwriters
Citigroup, DBSI, JP Morgan
Jefferies & Co.
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHTLN 8.625% 8/1/2015
NATREN 9.5% 5/1/2015
NEFFRT 11.25% 6/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/21/2005
4/21/2005
6/30/2005
Total amount of offering sold to QIBs
250,000,000
150,000,000
245,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
150,000,000
245,000,000
Public offering price
 $                                                      100.00
 $                                                      100.00
 $                                                      100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.50%
Rating
B2/B
Caa1/B-
Caa1/B-
Current yield
8.63%
9.50%
11.25%
Benchmark vs Spread (basis points)
442 bp
446 bp
616 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
40,000
 $                     40,000
0.02%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020002AS0
59156RAJ7
37247DAB2
Issuer
ALLSTATE CORP
METLIFE INC
GENWORTH FINANCIAL INC
Underwriters
Goldman Sachs, Merrill Lynch, BoA, JP
Morgan, Lehman Brothers, Morgan Stanley,
Bank of New York, Citigroup, CSFB, DBSI,
Piper Jaffray, UBS Wells Fargo
BoA, Citigroup, DBSI, HSBC, Ramirez,
Wachovia
Citigroup, DBSI, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ALL 5.55% 5/9/2035
MET 6.375% 6/15/2034
GNW 6.5% 6/15/2034
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/4/2005
5/26/2004
6/9/2004
Total amount of offering sold to QIBs
800,000,000
750,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
750,000,000
300,000,000
Public offering price
 $                                                        99.51
 $                                                        99.47
 $                                                        98.74
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
A1/A+
A2/A
A2/A
Current yield
5.58%
6.42%
6.60%
Benchmark vs Spread (basis points)
99 bp
103 bp
105 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,130,000
 $
4,109,680
0.52%
3.99%
1.77%
6/30/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $                                                       100.00
 $                                                       100.00
 $                                                       100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $                   310,000
0.10%
3.00%
1.85%
6/30/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
001031AD5
38470RAB7
20902YAD4
Issuer
AEP INDUSTRIES INC
GRAHAM PACKAGING CO
CONSOLIDATED CONTAINER CO
Underwriters
Merrill Lynch, DBSI
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEPI 7.875% 3.15.2013
GRAHAM 9.875% 10/15/2014
CONCON 10.75% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Sole Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
Citigroup
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
9/29/2004
5/11/2004
Total amount of offering sold to QIBs
175,000,000
375,000,000
207,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
375,000,000
207,000,000
Public offering price
 $                                                     100.00
 $                                                     100.00
 $                                                     72.51
Price paid if other than public offering pric
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B2/B
Caa2/CCC+
B3/CCC
Current yield
7.88%
9.88%
13.22%
Benchmark vs Spread (basis points)
348 bp
398 bp
397 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.08%
2.00%
-0.21%
3/15/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.00%
-0.31%
3/15/2005
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAB1
800907AG2
984121BN2
Issuer
ACTIVANT SOLUTIONS INC
SANMINA-SCI CORP
XEROX CORPORATION
Underwriters
DBSI, JP Morgan
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SANM 6.75% 3/1/2013
XRX 6.875% 8/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
SALS
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
2/16/2005
8/5/2004
Total amount of offering sold to QIBs
120,000,000
400,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
120,000,000
400,000,000
750,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
1.50%
Rating
B2/B+
B1/B
Ba2/B+
Current yield
3.13%
6.75%
6.88%
Benchmark vs Spread (basis points)
600 bp
270 bp
135 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
160,000
 $                   160,000
0.13%
2.00%
-2.60%
3/31/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.03%
2.00%
-0.41%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAD4
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
10.00%
6.75%
8.00%
Benchmark vs Spread (basis points)
556 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
2.03%
0.00%
3/11/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.03%
0.00%
3/11/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAA0
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 8.875% 3/1/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
8.88%
6.75%
8.00%
Benchmark vs Spread (basis points)
471 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
1.88%
0.00%
2/25/2005
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.04%
1.82%
0.00%
2/25/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
-4.00%
-1.02%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AF0
87922RAD4
800907AG2
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan
Securities, Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital Markets, Piper Jaffray,
Scotia Capital, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 9.125%  8/15/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
1,600,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,600,000,000
300,000,000
400,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.00%
Rating
B3/B-
B3/B-
B1/B
Current yield
9.13%
10.00%
6.75%
Benchmark vs Spread (basis points)
494 bp
589 bp
262 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
867363AG8
87922RAD4
00506TAB1
Issuer
SUNGARD DATA SYSTEMS INC
TELCORDIA TECHNOLOGIES
ACTIVANT SOLUTIONS INC
Underwriters
Citigroup, DBSI, Goldman Sachs, JP Morgan,
Morgan Stanley
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SDS 0% Float 8/15/2013
TELCOR 10% 3/15/2013
COOPCP Float 10% 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2005
3/11/2005
3/10/2005
Total amount of offering sold to QIBs
400,000,000
300,000,000
120,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
300,000,000
120,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
B3/B-
B2/B+
Current yield
0.00%
10.00%
10.00%
Benchmark vs Spread (basis points)
450 bp
589 bp
599 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
85771TAD63
15101QAC5
87922RAD4
Issuer
STATS CHIPPAC LTD
CELESTICA
TELCORDIA TECHNOLOGIES
Underwriters
CSFB, DBSI
BoA, Citigroup, DBSI, CIBC Bank, Keybank,
RBC Capital Markets, Scotia Capital,
Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STATSP 7.5% 7/19/2010
CLS 7.625% 7/01/2013
TELCOR 10% 3/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/12/2005
6/16/2005
7/12/2005
Total amount of offering sold to QIBs
150,000,000
250,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
250,000,000
300,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.60%
1.50%
2.75%
Rating
Ba2/BB
B2/B
B3/B-
Current yield
7.50%
7.63%
10.00%
Benchmark vs Spread (basis points)
358 bp
325 bp
694 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
20,000
 $                     20,000
0.01%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
830505AM5
635192AA5
018956403
Issuer
SKANDINAVISKA ENSKILDA
NATIONAL CAPITAL TRUST II
SKANDINAVISKA ENSKILDA
Underwriters
Merrill Lynch, DBSI, Lehman Brothers, UBS
DBSI, Merrill Lynch
Merrill Lynch, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SEB 5.471% 3/29/2049
NAB 5.486% 12/29/2049
SEB 4.958% 3/29/2049
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
Merrill Lynch
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/18/2005
3/16/2005
3/19/2004
Total amount of offering sold to QIBs
600,000,000
800,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
800,000,000
500,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering pric
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
A2/BBB+
A2/A-
A2/BBB+
Current yield
5.47%
5.49%
4.96%
Benchmark vs Spread (basis points)
97 bp
98 bp
87 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,430,000
 $
3,430,000
0.57%
0.03%
-0.18%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $                                                500,000,000
Total amount of any concurrent public offering
0
0
 $                                                          -
Total
400,000,000
250,000,000
 $                                                 500,000,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
80,000
 $                     80,000
0.02%
-6.25%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.08%
-6.25%
-2.48%
3/31/2005
Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
-6.25%
-1.34%
3/31/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA, CSFB, Wachovia, BNY Capital,
Citigroup, Royal Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $                                                         100.00
 $                                                         98.68
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
2.38%
0.22%
6/30/2005

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
71644EAG7
65334HAE2
494550AT3
Issuer
PETRO-CANADA
NEXEN INC
KINDER MORGAN ENER PART
Underwriters
ABN Amro, DBSI
DBSI, Citigroup
Citigroup, Lehman Brothers, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PCACN 5.95% 5/15/2035
NXY 5.875% 3/10/2035
KMP 5.8% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
ABN Amro
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2005
3/7/2005
3/8/2005
Total amount of offering sold to QIBs
600,000,000
790,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
790,000,000
500,000,000
Public offering price
 $                                                          98.77
 $                                                          99.50
 $                                                          99.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa2/BBB
Baa2/BBB-
Baa1/BBB+
Current yield
6.04%
5.91%
5.82%
Benchmark vs Spread (basis points)
149 bp
172 bp
137 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,600,000
 $
1,580,384
0.27%
5.91%
1.85%
6/30/2005


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
669885AD7
173067HH5
64352VMA6
Issuer
NOVASTAR NIM TRUST 2005-N1 NOTE
CITIGROUP COMMERCIAL MORTGAGE
TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
Underwriters
DBSI, Wachovia, RBS Greenwich, Morgan
Stanley
Citigroup, Securities North America, DBSI,
Wachovia
BoA, Bear Stearns, Northeast Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NNIMS 2005-N1 4.777% 10/26/2035
CGCMT 2005-C3 D 5.158% 5/15/2043
NCHET 2005-A A6 4.954% 8/25/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
RBS Greenwich
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/21/2005
6/15/2005
6/16/2005
Total amount of offering sold to QIBs
130,875,000
21,528,000
88,386,000
Total amount of any concurrent public offering
0
0
0
Total
130,875,000
21,528,000
88,386,000
Public offering price
 $                                                        100.00
 $                                                        100.00
 $                                                        100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
0.13%
0.18%
Rating
A-/A
A2/A
AAA/AAA
Current yield
4.78%
5.16%
4.95%
Benchmark vs Spread (basis points)
101 bp
58 bp
60 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,380,000
 $
3,380,000
2.58%
0.00%
0.53%
6/30/2005

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65334HAE2
565849AB2
91913YAK6
Issuer
NEXEN INC
MARATHON OIL
VALERO ENERGY CORP
Underwriters
DBSI, Citigroup
BoA, Salomon Smith Barney, Commerzbank,
CSFB, Goldman Sachs, JP Morgan, Lehman
Brothers, Mizuho, Morgan Stanley, Scotia
Capital
Barclays, Lehman Brothers, Morgan Stanley,
RBC Capital, BNP Paribas, Citigroup, Credit
Agricole, Mizuho, Scotia Capital, Suntrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXY 5.875% 3/10/2035
MRO 6.8% 3/15/2032
VLO 4.75% 4/1/2014
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/7/2005
2/27/2002
3/22/2004
Total amount of offering sold to QIBs
790,000,000
550,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
790,000,000
550,000,000
200,000,000
Public offering price
 $                                                           99.50
 $                                                           99.59
 $                                                           99.60
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.65%
Rating
Baa2/BBB-
Baa1/BBB+
Baa3/BBB
Current yield
5.91%
6.83%
4.81%
Benchmark vs Spread (basis points)
90 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
445,000
 $                   442,762
0.06%
-3.01%
-2.26%
3/11/2005
Scudder Income Fund
Boston
1,795,000
 $
1,785,971
0.23%
-4.35%
-1.02%
3/31/2005